================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          OCTOBER 27, 2005
                                                   -----------------------------

            0-21039                                  52-1975978
--------------------------------------------------------------------------------
    (Commission File Number)             (IRS Employer Identification No.)

  1100 WILSON BOULEVARD, #2500, ARLINGTON, VA                           22209
--------------------------------------------------------------------------------
   (Address of principal executive offices)                           (Zip Code)

                                 (703) 247-2500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2005, Strayer Education, Inc. announced third quarter 2005 enrollment, revenues and earnings. The October 27, 2005 press release is attached hereto as an exhibit and incorporated herein by reference. The information contained in the October 27, 2005 press release is deemed furnished under this Item; and should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, as amended (the "Exchange Act"), or otherwise subject to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.      Financial Statements and Exhibits.

Exhibit 99.01   Press Release dated October 27, 2005. (The information contained in the October 27, 2005 press release is deemed furnished under
                Item 2.02.)

================================================================================

                                       2

--------------------------------------------------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Strayer Education, Inc.
Date:
October 27, 2005              By: /s/ Mark C. Brown
                              ----------------------
                              Mark C. Brown
                              Senior Vice President and Chief Financial Officer

================================================================================

                                       3

===============================================================================

                                  EXHIBIT INDEX

     EXHIBIT                        DESCRIPTION
-----------------                -----------------
      99.01            Press Release dated October 27, 2005

===============================================================================

                                       4